UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2020

Diamond S Shipping Inc.

(Exact name of registrant as specified in charter)

Republic of the Marshall Islands	1-38771	94-1480128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Benedict Place, Greenwich, CT		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 413-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.001 par value per share	DSSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 27, 2019, Diamond S Shipping Inc. (the “Company”) completed the contribution and combination (the “Transactions”) described in the Transaction Agreement, dated as of November 27, 2018, by and among the Company, Capital Product Partners L.P. (“CPLP”), DSS Holdings L.P. (“DSS LP”) and the other parties named therein. The Transactions resulted in the Company receiving, via a contribution from CPLP, CPLP’s crude and product tanker business (which we refer to as “Athena”), and combining that business with the business and operations of DSS LP, which is considered to be the accounting acquirer in the Transactions.

Furnished as Exhibit 99.1 and incorporated herein by reference is the unaudited pro forma condensed combined financial information for the year ended December 31, 2019 of the Company and Athena. The pro forma financial information gives pro forma effect to the Transactions as though they had occurred on January 1, 2019. The pro forma financial information is derived from the historical financial statements of the Company and Athena and is based on the assumptions and adjustments described therein.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma information for the Company, after giving effect to the Transactions and adjustments described in such pro forma information, are attached hereto as Exhibit 99.1, and are incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description
99.1	Unaudited pro forma financial information for the Company, after giving effect to the Transactions, and adjustments described in such pro forma information, for the year ended December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND S SHIPPING INC.

By:	/s/ Lorraine Annucci
Name: Lorraine Annucci Title: VP Accounting

Date: April 16, 2020